Exhibit 13.1
Section 906 Certificate
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of GlaxoSmithKline plc, a public limited company incorporated under English law (the “company”), does hereby certify, to such officer’s knowledge, that:
The Annual Report on Form 20-F for the year ended December 31, 2009 (the “Form 20-F”) of the company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: March 1, 2010	/s/ Andrew Witty
Mr Andrew Witty
Chief Executive Officer

Date: March 1, 2010	/s/ Julian Heslop
Mr Julian Heslop
Chief Financial Officer

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